UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 27, 2016

RenaissanceRe Holdings Ltd.
__________________________________________
(Exact name of registrant as specified in its charter)

Bermuda	001-14428	98-0141974
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Renaissance House, 12 Crow Lane, Pembroke, Bermuda		HM 19
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(441) 295-4513

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Principal Accounting Officer

On October 27, 2016, RenaissanceRe Holdings Ltd. (the “Company”) announced that Mark A. Wilcox will resign from his roles as the Company’s Senior Vice President, Chief Accounting Officer and Corporate Controller, as well as principal accounting officer, effective December 31, 2016, in order to return to the United States to pursue an outside opportunity. Mr. Wilcox’s departure is not the result of any disagreement regarding the Company’s independent auditors or any member of management on any matter of financial reporting, internal controls or accounting policies, procedures, estimates or judgments.

Appointment of Principal Accounting Officer

In connection with Mr. Wilcox’s resignation, James (“Jamie”) C. Fraser, currently the Company’s Head of Internal Audit, has been appointed to serve as the Company’s Senior Vice President, Chief Accounting Officer and principal accounting officer, effective December 31, 2016. Mr. Fraser will continue as the Company’s Head of Internal Audit through such date. No determinations have been made at this time regarding any change in Mr. Fraser’s compensation as a result of his appointment as the Company’s Chief Accounting Officer.

Mr. Fraser, 41, is a Certified Internal Auditor and Chartered Accountant who joined the Company in 2009 and has served as Head of Internal Audit since 2011. His industry experience includes leadership positions in finance and risk management at the Company, XL Capital Ltd and Deloitte.

There are no family relationships between Mr. Fraser and any of the Company’s directors or executive officers, and there is no arrangement or understanding between Mr. Fraser or any other person and the Company or any of its subsidiaries pursuant to which he was appointed as an officer of the Company. There are no transactions between Mr. Fraser or any of his immediate family members and the Company or any of its subsidiaries that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01 Regulation FD Disclosure.

A copy of the press release announcing the management changes described herein is attached hereto as Exhibit 99.1. The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished herewith and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1 Press release, dated October 27, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RenaissanceRe Holdings Ltd.

October 28, 2016	By:	/s/ Stephen H. Weinstein

Name: Stephen H. Weinstein
Title: SVP, Group General Counsel and Corporate Secretary

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Exhibit Index

Exhibit No.	Description

10.1	Press release dated October 27, 2016